Exhibit 10.5
JEFFERSON BANCORP, INC. 2010 STOCK OPTION PLAN

As Adopted by the Board of Directors on September 22, 2010 and revised on April 27, 2011

Section 1. Purpose; Definitions.

The name of the plan is the Jefferson Bancorp, Inc. 2010 Stock Option Plan (the “Plan”).  The purpose of the Plan is to encourage and enable employees (including officers and Directors) of Jefferson Bancorp, Inc., a Delaware corporation (the “Company”), and its Subsidiaries, non-employee members of the Board of Directors of the Company, and those consultants and other independent contractors who provide services to the Company and its Subsidiaries and upon whose judgment, initiative and efforts the Company and its Subsidiaries depend for the successful conduct of their business to acquire proprietary interests in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on behalf of the Company and its Subsidiaries and strengthening their desire to remain with the Company and its Subsidiaries.

The following terms shall be defined as set forth below:

(a) “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b) “Administrator” means the Board or the Committee.

(c) “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options and Nonstatutory Stock Options.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause,” as such term relates to the termination of any person’s status as an employee or other service provider of the Company, means the occurrence of one or more of the following: (i) such person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, (ii) such person engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Board in good faith in its sole discretion, (iii) any material act or omission by such person involving malfeasance or negligence in the performance of such person’s duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board within 30 days after written notice from the Company of any such act or omission, (iv) failure by such person to comply in any material respect with the terms of his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board within 30 days after written notice from the Company of such failure, or (v) material breach by such person of any other agreement with the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion; provided, however, that before making a determination pursuant to items (ii) through (v), the Board shall first give the person 10 days’ prior written notice specifying the Cause proposed to be claimed and an opportunity for the person to be heard at a meeting of the Board.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any successor tax laws, and related rules, regulations and interpretations.

(g) “Committee” means a committee of two or more Independent Directors appointed by the Board to administer the Plan.

(h) “Director” means a member of the Board.

(i) “Disability” means such individual’s total and permanent disability within the meaning of Section 22(e)(3) of the Code.  However, in no event will a participant be considered to be disabled for purposes of this Plan if the individual’s incapacity is a result of an intentionally self-inflicted injury (while sane or insane), alcohol or drug abuse, or a criminal act for which the individual is convicted or to which the individual pleads guilty or nolo contendre.

(j) “Fair Market Value” of the Stock on any given date under the Plan shall be determined as follows:

(i) If the Stock is at the time listed or admitted to trading on any national securities exchange or national market system, then the fair market value shall be the closing selling price per share of the Stock on the day of determination on such exchange or system determined by the Administrator to be the primary market for the Stock, as such price is officially quoted in the composite tape transactions on such exchange or system.  If there is no reported sale of the Stock on such exchange or system on the day of determination, then the fair market value shall be the closing price on the exchange or system on the last preceding date for which such quotation exists.

(ii) If the Stock is not at the time listed or admitted to trading on any national securities exchange or national market system but is traded in the over-the-counter market, then the fair market value shall be the closing selling price per share of the Stock on the day of determination, as such price is reported by The NASDAQ Stock Market, Inc. or the National Quotation Bureau, Inc., or through any successor system.  If there is no reported closing selling price for the Stock on the day of determination, then the fair market value shall be the closing selling price on the last preceding date for which such reported price exists.

(iii) If the Stock is regularly quoted by a recognized securities dealer, but selling prices are not reported (and the Stock is otherwise not listed, admitted or traded as described in (i) and (ii) above), the fair market value shall be the mean between the high and low bid prices for the Stock on the day of determination, or, if there is no reported mean between the high and low bid prices on the day of determination, on such last market trading day prior to the day of determination on which such mean exists; or

(iv) In all other cases, the fair market value shall be determined by the Administrator pursuant to a reasonable method adopted by the Administrator in good faith for such purpose in accordance with applicable law.

(k) “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

(l) “Independent Director” means persons who qualify as “nonemployee directors” as such term is defined in Securities and Exchange Commission Rule 16b-3 under the 1934 Act (“Nonemployee Directors”) and who qualify as “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulations 1.162-27(c)(3) (“Outside Director”).  The Board shall have the authority to appoint and remove members of the Committee, provided, however, that any attempted appointment to the Committee of a person who does not qualify as an Outside Director and Nonemployee Director shall be null and void.  Any Committee member who loses the status of an Outside Director and Nonemployee Director shall automatically and without further action cease to be a member of the Committee as soon as such status is lost.

(m) “Nonstatutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n) “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

(o) “Retirement” means an employee’s termination of employment with the Company and its Subsidiaries after attainment of age 65 or attainment of age 55 and completion of 10 years of employment.

(p) “Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

(q) “Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

Section 2.	Administration of Plan; Authority to Select Participants and Determine Awards

(a) Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select those employees (including officers and Directors) of the Company and its Subsidiaries, non-employee Directors, and consultants and other independent contractors in service to the Company and its Subsidiaries to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options and Nonstatutory Stock Options or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and otherwise to supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

Section 3. Stock Issuable Under the Plan; Mergers; Substitution

(a) Stock Issuable.  The maximum number of shares of Stock reserved and available for the grant of Awards under the Plan shall be two hundred sixty thousand (260,000) shares, subject to adjustment as described in Section 3(b).  For purposes of this limitation, the shares of Stock underlying any Awards which expire or which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Stock covered by each outstanding Stock Option (including the exercise price thereof), and the number of shares of Stock which have been authorized for issuance under the Plan (including the maximum number of shares of Stock which can be subject to any Stock Option for any particular person) but as to which no Stock Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, merger, consolidation, reorganization, any partial or complete liquidation, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company.  Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Board of Directors in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers, etc.  Not less than fifteen (15) days prior to (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting corporation, or a sale of all or substantially all the assets of the Company to another person, or (iii) a reverse merger in which the Company is the surviving corporation but (a) the shares of the Company’s stock outstanding immediately preceding the merger are converted by virtue of the merger into other property or (b) the voting securities of the Company outstanding immediately prior to such event represent less than fifty percent (50%) of the total voting power represented by the voting securities of the Company surviving such event (a “Terminating Event”) (other than the formation of a holding company by the Company, a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all optionees), the Administrator shall notify each optionee of the pendency of the Terminating Event.  Upon delivery of said notice, any option granted prior to the Terminating Event shall be, notwithstanding the provisions of paragraph 2 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan.  In the event of a Terminating Event described in items (ii) or (iii) hereof, unless the Administrator determines otherwise, all outstanding options that are not exercised on or before the consummation of the Terminating Event shall be assumed by, or replaced with comparable options issued by, the successor (or a parent or subsidiary thereof), with appropriate adjustments as to number and kind of securities covered thereby and prices thereof; provided, however, that the Administrator making any determination pursuant to this Section 3(c) shall be comprised of the same members as those of the Administrator immediately before the delivery of the notice to optionees hereunder.  At the time a Terminating Event described in item (i) hereof is consummated, the Plan and any option or portion thereof not exercised prior thereto shall terminate.

(d) Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances, including the grant of Incentive Stock Options.

Section 4. Eligibility

Participants in the Plan shall be such full-time or part-time employees (including officers and Directors) of the Company and its Subsidiaries, non-employee Directors, and consultants and other independent contractors in service to the Company and its Subsidiaries as the Administrator in its sole discretion shall select from time to time.

Section 5. Stock Options

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.  Stock Options granted under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be a Nonstatutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after ten years from the date of adoption of the Plan by the Board of Directors.

(a) Terms and Conditions of Stock Options.  The Administrator in its discretion may grant Stock Options subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(i) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant, except as provided in Section 3(d).  If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any “parent or subsidiary corporation” of the Company (within the meaning of Section 424(e) or 424(f) of the Code, as the case may be) and an Incentive Stock Option is granted to such employee, the exercise price per share for the Stock covered by such Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Stock on the grant date.

(ii) Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date the Option is granted.  If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any “parent or subsidiary corporation” of the Company (within the meaning of Section 424(e) or 424(f) of the Code, as the case may be) and an Incentive Stock Option is granted to such employee, the term of such Option shall expire no more than five years after the date of grant.

(iii) Vesting.  The minimum vesting period for Stock Options granted under the Plan shall be three (3) years.

(iv) Exercisability; Rights of a Shareholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at the time of grant.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(v) Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased.  Payment of the purchase price shall be made in full concurrently with such exercise by any one of the following methods: (A) in cash or cashier’s check; (B) if, in the sole discretion of the Administrator, and if the Company is not then prohibited from purchasing or acquiring shares of Stock, with shares of Stock that have been held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, delivered in lieu of cash and valued at their Fair Market Value on the date of exercise; (C) through a “same day sale” commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (the “NASD Dealer”) whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (D) any combination of the foregoing.  The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

(vi) Termination by Reason of Death.  Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of the optionee’s death may thereafter be exercised, to the extent it was exercisable by the optionee on the date of the optionee’s death, by the legal representative of the optionee’s estate or by any other person who acquires the right to exercise the option by reason of such death under the optionee’s will or the laws of intestate succession, for a period of 12 months (or such other period as the Administrator shall specify in the Stock Option) from the date of death, but not later than the expiration of the stated term of the Option, if earlier.

(vii) Termination by Reason of Disability.  Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of 12 months (or such other period as the Administrator shall specify in the Stock Option) from the date of such termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier.  The Administrator shall have sole authority and discretion to determine whether a participant’s employment (or business relationship) has been terminated by reason of Disability.  The Administrator may specify in any Stock Option that the death of an optionee during the period provided in this Section 5(a)(vi) for the exercise of the Option shall extend such period for a period ending not later than 12 months following the date of the optionee’s death, subject to termination on the expiration of the stated term of the Option, if earlier.

(viii) Termination by Reason of Retirement.  Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries is terminated by reason of Retirement may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of 12 months (or such other period as the Administrator shall specify) from the date of such termination of employment, but not later than the expiration of the stated term of the Option, if earlier.  The Administrator may specify in any Stock Option that the death of an optionee during the period provided in this Section 5(a)(vii) for the exercise of the Option shall extend such period for a period ending not later than 12 months following the date of the optionee’s death, subject to termination on the expiration of the stated term of the Option, if earlier.

(ix) Termination for Cause.  If any optionee’s employment by (or business relationship with) the Company and its Subsidiaries is terminated for Cause, any Stock Option held by such optionee, including any Stock Option that is exercisable at the time of such termination, shall immediately terminate and be of no further force and effect; provided, however, that the Administrator may, in its sole discretion, provide in any Stock Option that such Stock Option can be exercised, to the extent it was exercisable on the date of such termination, for a period of up to 30 days from the date of termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier.

(x) Other Termination.  Unless otherwise determined by the Administrator, if an optionee’s employment by (or business relationship with) the Company and its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of such termination, for 90 days (or such other period not to exceed 60 months as the Administrator shall specify) from the date of termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier.

(xi) Annual Limit on Incentive Stock Options.  Section 422 of the Code requires for “incentive stock option” treatment that the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Nonstatutory Stock Option.  In the event the $100,000 limit is exceeded, the optionee may designate in writing to the Administrator whether this optionee is exercising the Incentive Stock Option portion or the Nonstatutory Stock Option portion.  In the absence of such written designation, the Incentive Stock Option portion shall be deemed exercised first to the extent thereof.

(xii) Grants to Incorporators.  Option grants to incorporators of Jefferson Bancorp, Inc. and /or Bay Bank, FSB (“Bank”) shall be limited to one option or warrant for each share subscribed unless such incorporator is an active participant in the management of the Company and/or Bank.

(b) Non-Transferability of Options.  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, provided, however, Non-Statutory Stock Options may be transferred to any inter vivos or testamentary trust, which shall agree in writing to be bound by the terms of this Plan, established for estate planning purposes for the sole and exclusive benefit of such owner, one (1) or more members of such owner’s family that are related to such owner by blood (which members shall include, without limitation, the spouse, adopted children, and stepchildren of such owner) and/or any other lineal descendants of such owners and in which such owner is a trustee thereof, or such other trust established for estate planning purposes as the Board of Directors or Committee shall approve in writing and which complies with applicable law.

(c) Form of Settlement.  Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan.

Section 6. Tax Withholding

(a) Payment By Participant.  Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b) Payment in Stock.  Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

Section 7. Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

Section 8. Amendments and Termination

Subject to the requirements of applicable law, including, without limitation, Section 422 of the Code, the Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for any lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  Unless sooner terminated, the Plan shall terminate ten years from the date the Board of Directors approves the Plan.

Section 9. Status of Plan

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 10. General Provisions

(a) No Distribution; Compliance With Legal Requirements.

(i) No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(ii) Compliance with Legal Requirements.  No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied, including, but not limited to, the rules and regulations of the Federal Deposit Insurance Corporation, the Office of Thrift Supervision or their respective successors having jurisdiction over the Company or any Subsidiary.  The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it considers appropriate.  With respect to persons subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the 1934 Act.  In addition, it is the intent of the Company that the Plan and all Awards comply with, or be exempt from, the applicable provisions of Sections 162(m), 409A and 422 of the Code.  Accordingly, notwithstanding anything to the contrary contained in this Plan, including, without limitation, Section 8, or in any Award, but subject to any stockholder approval requirements imposed by applicable law, the Board may amend the Plan and the Administrator may amend or cancel any Award, to take effect retroactively or otherwise, without the consent of the holders of outstanding Awards as deemed necessary or advisable for the purpose of conforming the Plan and/or an Award to, or exempting the Plan and/or any Award from, Sections 162(m), 409A and/or 422 of the Code and/or any other present or future law relating to plans of this or similar nature and to the administrative regulations and rulings promulgated thereunder.

(b) Delivery Of Stock Certificates.  Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d) Performance-Based Compensation.  For purposes of Section 162(m)(4)(c) of the Code and Treasury Regulation Section 1.162-27(e)(2)(vi), the amount of compensation an optionee may receive under a Stock Option is based solely on an increase in the value of the Stock after the date of the grant or award of a Stock Option.

(e) Regulatory Requirement.  The Bank’s primary regulator may require plan participants to exercise or forfeit their stock rights in the event the bank becomes critically undercapitalized as defined in 12 C.F.R. § 565.4, or receives a capital directive under 12 C.F.R. §565.7.

(f) Incorporation by Reference.  Every written instrument evidencing an Award shall incorporate the terms of this Plan by reference as governing the Award.

Section 11. Effective Date of Plan

This Plan shall become effective upon the earlier to occur of (i) approval by the Company’s Board of Directors and (ii) approval by the Company’s stockholders.

Section 12. Governing Law

This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.